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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 5, 2002


                              BRE PROPERTIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Maryland                     0-5305                94-1722214
 -----------------------------     -----------------       ------------------
(State or other jurisdiction of    (Commission File         (I.R.S. Employer
         Incorporation)                  Number)          Identification Number)


        44 Montgomery Street, 36/th/ Floor, San Francisco, CA 94104-4809
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          (Address of principal executive offices, including zip code)

                                  415-445-6530
                    ----------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.     Other Events.

    On March 5, 2002, BRE Properties, Inc. executed a terms agreement, which included the provisions of an underwriting agreement, for the issuance and sale of $150,000,000 aggregate principal amount of its 5.95% Notes due 2007 as set forth in a prospectus supplement dated March 5, 2002 and the accompanying prospectus dated September 20, 2001. The transaction closed on March 12, 2002. For additional information concerning these securities, refer to the exhibits contained in this Current Report on Form 8-K.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(a)         Not applicable

(b)         Not applicable

(c)         Exhibits:

    Exhibit
    Number              Description
    ----------         ---------------

       1.1 Terms Agreement dated March 5, 2002, by and among BRE Properties, Inc. and Credit Suisse First Boston Corporation on behalf of itself and as representative of the several Underwriters.

       1.2 Underwriting Agreement attached to the Terms Agreement listed as Exhibit Number 1.1 hereto.

       4.1 Officers' Certificate dated March 12, 2002, setting forth the terms of BRE Properties, Inc.'s 5.95% Notes due 2007, without exhibits.

       4.2              Form of 5.95% Notes due 2007.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BRE Properties, Inc.


Date:    March 12, 2002                  By:  /s/ Edward F. Lange, Jr.
                                             ---------------------------------
                                                  Edward F. Lange, Jr.
                                                  Executive Vice President and
                                                  Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit
Number        Description
------        -----------

    1.1 Terms Agreement dated March 5, 2002, by and among BRE Properties, Inc. and Credit Suisse First Boston Corporation on behalf of itself and as representative of the several Underwriters.

    1.2 Underwriting Agreement attached to the Terms Agreement listed as Exhibit Number 1.1 hereto.

    4.1 Officers' Certificate dated March 12, 2002, setting forth the terms of BRE Properties, Inc.'s 5.95% Notes due 2007, without exhibits.

    4.2       Form of 5.95% Notes due 2007.